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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 15, 1997


                        CONSERVER CORPORATION OF AMERICA
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-22191                    65-0675901
           --------                  -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)             Identification No.)




2655 LeJeune Road, Suite 535, Coral Gables, FL                        33134
----------------------------------------------                        -----
(Address of Principal Executive Offices)                           (Zip Code)


                                  305-444-3888
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.      OTHER EVENTS.

         The press release issued by Conserver Corporation of America dated September 15, 1997 is attached hereto as Exhibit 99.1 is incorporated herein by reference hereby.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits

         Exhibit Number                Description
         --------------                -----------
             99.1                      Press Release dated September 15, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONSERVER CORPORATION OF AMERICA



Date:    September 18, 1997            By:/s/ Charles H. Stein
                                          --------------------
                                           Charles H. Stein
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit                                                            Numbered
Number             Description                                        Page
------             -----------                                        ----

99.1               Press Release dated September 15, 1997.              5




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